Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

17. Income Taxes

●	Cayman Islands

Under the current tax laws of the Cayman Islands, the Company is not subject to income, corporation or capital gains tax, and no withholding tax is imposed upon the payment of dividends.

●	Hong Kong Profits Tax

One of the Company’s subsidiaries incorporated in Hong Kong is subject to Hong Kong profits tax at the rate of 8.25% for profit of up to HK$2.0 million and 16.5% for the remainder of taxable income. Dividend income received from subsidiaries in China are not subject to Hong Kong profits tax.

●	PRC Enterprise Income Tax (“EIT”)

On March 16, 2007, the National People’s Congress of the PRC enacted an Enterprise Income Tax Law (“EIT Law”), under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to EIT at a uniform rate of 25%. The EIT Law became effective on January 1, 2008.

The EIT Law also provides that an enterprise established under the laws of a foreign country or region but whose “de facto management body” is located in the PRC be treated as a resident enterprise for PRC tax purposes and consequently be subject to the PRC income tax at the rate of 25% for its global income. The implementing rules of the EIT Law merely define the location of the “de facto management body” as “the place where the exercising, in substance, of the overall management and control of the production and business operation, personnel, accounting, properties, etc., of a non-PRC company is located.”

The EIT Law also imposes a withholding income tax of 10% on dividends distributed by a FIE to its immediate holding company outside of China, if such immediate holding company is considered as a non-resident enterprise without any establishment or place within China or if the received dividends have no connection with the establishment or place of such immediate holding company within China, unless such immediate holding company’s jurisdiction of incorporation has a tax treaty with China that provides for a different withholding arrangement. The Cayman Islands, where the Company is incorporated, does not have such tax treaty with China. According to the Arrangement between the Mainland of China and the Hong Kong Special Administrative Region for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income in August 2006, dividends paid by a FIE in China to its immediate holding company in Hong Kong will be subject to withholding tax at a rate of no more than 5% if the immediate holding company in Hong Kong owns directly at least 25% of the shares of the FIE and could be recognized as a beneficial owner of the dividend from a PRC tax perspective.

Jifen obtained its HNTE certificate in 2016 with a valid period of three years. Therefore, Jifen is eligible to enjoy a preferential tax rate of 15% from 2016 to 2018 to the extent it has taxable income under the EIT Law, as long as it maintains the HNTE qualification and duly conducts relevant EIT filing procedures with the relevant tax authority. The HNTE certificate was renewed in 2019 and 2022, respectively, and is valid through 2024. However, Jifen has not yet enjoyed the above-mentioned preferential tax treatments due to its loss position and as such there is no impact of these tax holidays on earnings or earnings per share.

In 2021, the Company’s subsidiary, Chenxing, was approved for the Software Enterprise Status. In accordance with the EIT Law, Chenxing is entitled to enjoy full income tax exemption for 2021 and 2022, and a preferential income tax rate of 12.5% for 2023 to 2024.

Reconciliation of the differences between statutory tax rate and the effective tax rate

A reconciliation between the effective income tax rate and the PRC statutory income tax rate is as follows:

	Year ended December 31,
	2022	2023	2024
PRC Statutory income tax rates	25.0%	25.0%	25.0%
Change in valuation allowance	(17.2)%	(28.9)%	(10.2)%
Permanent book — tax difference	4.1%	29.0%	5.9%
Difference in EIT rates of certain subsidiaries	(12.0)%	(26.2)%	(21.2)%
Total	(0.1)%	(1.1)%	(0.5)%

Loss from domestic and foreign components before income tax benefit

The loss before income tax benefit for domestic and foreign components’ are as follows:

	Year ended December 31,
	2022	2023	2024
Domestic	316,425	(49,736)	(52,844)
Foreign	597,974	237,075	221,261
Total	914,399	187,339	168,417

Composition of income tax benefit

The current and deferred portions of income tax benefit included in the consolidated statements of comprehensive loss are as follows:

	Year ended December 31,
	2022	2023	2024
Current income tax expense	1,355	377	1,515
Deferred income tax benefit	(2,403)	(2,403)	(2,403)
Income tax benefit	(1,048)	(2,026)	(888)

Deferred tax assets and liabilities

The following table sets forth the significant components of the deferred tax assets and deferred tax liabilities:

	As of
	December 31, 2023	December 31, 2024
Deductible temporary difference to accruals and others	518,990	211,338
Tax losses carried forward	913,576	647,240
Less: Valuation allowance	(1,432,566)	(858,578)
Total of deferred tax assets	-	-

Taxable temporary difference related to acquired right to operate an online audio/video content platform	11,616	9,212
Total of deferred tax liabilities	11,616	9,212

Deferred tax liability of RMB11.6 million represents the difference between the accounting basis and tax basis of the acquired right to operate an online audio/video content platform (Note 9) and will be realized over 10 years which is in line with the acquired right’s amortization period.

As of December 31, 2022, 2023 and 2024, the PRC entities of the Group had tax loss carryforwards of approximately RMB4,434.5 million, RMB3,936.9 million and RMB3,405.9 million, respectively, which can be carried forward to offset taxable income. The carryforwards period for net operating losses under the EIT Law is five years. The net operating loss carryforwards of the Group will start to expire in varying amounts between 2025 and 2029. Other than the expiration, there are no other limitations or restrictions upon the Group’s ability to use these operating loss carryforwards. There is no expiration for the advertising expenses carryforwards.

Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carryforwards. Valuation allowance was provided for net operating loss carryforwards because it was more likely than not that such deferred tax assets will not be realized due to lack of profitable history to support the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize part or all of its deferred tax assets, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.

As of December 31, 2023 and 2024, valuation allowances of RMB1,432.6 million and RMB858.6 million were provided because it was more likely than not that the Group will not be able to utilize certain tax losses carryforwards and other deferred tax assets generated by its subsidiaries and affiliated entities. If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur.

Movement of valuation allowance is as follows:

	Year ended December 31,
	2022	2023	2024
Beginning balance	1,309,962	1,500,920	1,432,566
Current year additions	287,018	59,096	63,496
Current year reversals	(96,060)	(127,450)	(637,484)
Ending balance	1,500,920	1,432,566	858,578